Powering Growth, Delivering Value1 Investor Meetings l March 20-22, 2017 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value3 PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing southwest United States Pinnacle West (NYSE: PNW) - Market Capitalization*: $9.1 billion - Enterprise Value*: $13.5 billion - Consolidated Assets: $15.5 billion - Indicated Annual Dividend*: $2.62 - Dividend Yield*: 3.2% Principal subsidiary: - Arizona Public Service Company, Arizona’s largest and longest-serving electric utility Customers: 1.2 million (89% residential) 2016 Peak Demand: 7,051 MW - All time high of 7,236 in July 2006 Generation Capacity: About 6,200 MW of owned or leased capacity (~8,600 MW with long-term contracts) - Including 29.1% interest in Palo Verde Nuclear Generating Station, the largest in the U.S. - Regulated utility provides stable, regulated earnings and cash flow base for Pinnacle West * As of March 10, 2017

Powering Growth, Delivering Value4 • Annual dividend growth target of 5%, subject to declaration at Board of Director’s discretion • Strong credit ratings and balance sheet • Rate base growth of 6-7% (2015-2019); investing in a portfolio that is cost-effective and sustainable in a variety of future state scenarios Financial Strength • Arizona’s long-term growth fundamentals remain largely intact, including population growth, job growth and economic development Leverage to Economic Growth • Best safety performance among peers and top quartile ratings in Power Quality and Reliability • APS operates the Palo Verde Nuclear Generating Station, the largest nuclear plant in the United States • Disciplined cost management Operational Excellence VALUE PROPOSITION • At the forefront of utilities studying and deploying advanced infrastructure to enable reliable and cost-efficient integration of emerging technologies into the grid and with customers Developing Technology to Modernize the Grid • Working with Arizona Corporation Commission and key stakeholders to modernize rates Proactively Addressing Rate Design We are executing on our financial and operational objectives … … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future

Powering Growth, Delivering Value5 2016 HIGHLIGHTS & ACCOMPLISHMENTS  PNW Total Shareholder Return of 25.3%, outperforming the electric utilities index and broad market  Increased indicated annual dividend for fifth straight year, by 5%  Maintained strong credit ratings (mid to low A) from all three rating agencies  Completed 40MW Red Rock Solar Power Plant – APS’s largest utility-scale solar plant  Completed installation of 1,600 utility-owned residential rooftop solar systems  Began construction on $500M Ocotillo Modernization Project, including air permit approval  Completed major outages on Four Corners Units 4 and 5 and on-track with $400M SCR installation  Developed 37MW of Microgrids, including 25MW for the Department of the Navy at Yuma Marine Corp Air Station  Completed 3 new transmission lines worth $146.5M investment  Joined the CAISO Energy Imbalance Market, with go live operations effective October 1st  Launched our Advanced Distribution Management System, including 200+ grid technology devices  Ranked in the top 10 nationally among large IOUs in the 2016 JD Power residential customer satisfaction survey for Power Quality and Reliability  Successfully completed both Spring and Fall outages at Palo Verde Nuclear Generating Station  Palo Verde site average capacity factor maintained above 95%  Filed our first rate review in 5 years; proposing industry leading rate design  Concluded the Value and Cost of Distributed Generation docket – retiring net metering and replacing with a more formula-driven approach

Powering Growth, Delivering Value6 DIVIDEND GROWTH Pinnacle West’s indicated annual dividend is $2.62 per share; targeting ~5% annual dividend growth $2.10 $2.18 $2.27 $2.38 $2.50 $2.62 2011 2012 2013 2014 2015 2016 2017 2018 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End Projected Future dividends subject to declaration at Board of Directors’ discretion.

Powering Growth, Delivering Value7 RESOURCE PLANNING Future resources need projected in excess of 3,500 MW by 2022 and over 5,400 MW by 2027 Gas Coal Nuclear RE + DE EE Composition of Energy Mix by Resource* 36% 14%18% 18% 14%2032 Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency *Data shown is based on the Updated 2017 Preliminary Integrated Resource Plan filed September 30, 2016. - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2017 2019 2021 2023 2025 2027 2029 2031 Existing Contracts Future Grid-Scale Generation Total Load Requirements MW Existing Owned Resources 2017-2032 Supply / Demand Gap 23% 27%26% 11% 13%2017

Powering Growth, Delivering Value8 $221 $219 $284 $214 $79 $237 $119 $8 $220 $195 $105 $61 $102 $4 $1 $127 $206 $137 $150 $388 $402 $406 $480 $87 $74 $72 $81 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,124 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in Four Corners Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in 2016 Form 10-K. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $994

Powering Growth, Delivering Value9 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.5 $8.3 $1.4 $1.8 2015 2016* 2017 2018 2019 APS Rate Base Growth Year-End ACC FERC Total Rate Base Projected Most Recent Rate Decisions ACC - Proposed1 FERC Rate Effective Date 7/1/2017 6/1/2016 Test Year Ended 12/31/2015 12/31/2015 Rate Base $6.8B $1.4B Equity Layer 56% 56% Allowed ROE 10.5% 10.75% 1 Rate base adjusted to include post test-year plant in service through 6/30/2017. See proposed settlement terms on Slide 20. 83% 17% Generation & Distribution Transmission *2016 rate base pending update following FERC Form 1 filing in June Rate base $ in billions, rounded

Powering Growth, Delivering Value10 THE GRID IS EVOLVING – DRIVING NEW INVESTMENTS IN TECHNOLOGY Drivers for Change – Traditional grid built for one-way flow – Technology advancements (storage, home energy management) – Changing customer needs and demands – Proliferation of distributed solar energy, which does not align with peak The Modern Grid – New technologies to enable two-way flow – Proactive vs. reactive operations and maintenance – Modern rate structure – New ways to interact with customer – Mobility for our field personnel – Smarter, more flexible real- time system operations – Support consumer products and services – Addresses cybersecurity APS Laying Foundation for the Future – Solar R&D initiatives • Solar Partner Program • Solar Innovation Study – Smart meters fully deployed – Investing in peaking capacity upgrades (Ocotillo) – Evaluating storage/customer-cited technology • Battery pilot investments • Microgrids – Software upgrades for distribution operations and customer service – Ensuring our people have the relevant skill sets • Grid stability, power quality and reliability remain the core of a sustainable electrical system • APS is at the forefront of utilities designing and planning for the next generation electric grid • New technology advances and changing customer needs are transforming the way we use the grid

Powering Growth, Delivering Value11 We assessed our sustainability actions to identify our highest priority elements. These elements are: Energy Innovation, Water Resources, Carbon Management, People, and Safety and Security. Examples of 2016 accomplishments in these areas include: Energy Innovation: APS launched one of the nation’s first utility-owned research and development projects to study the offset of peak energy usage with solar energy production. The project makes solar available to a limited number of APS customers who are not typical customers for rooftop solar or have limited income. The 1,600 rooftop solar systems and 4 megawatts of battery storage won Renewable Integration Project of the Year at the annual Distributech Conference Water Resources: 4 percent of our total water usage for energy generation was from reclaimed water, which produced over 37 million megawatt hours of energy Carbon Management: Our energy mix from carbon-free resources increased to 50 percent, and we saw a 26 percent reduction in our year-over-year carbon emissions People: APS's efforts to improve the workplace experience of our employees yielded positive results. We improved our 2016 employee engagement survey scores in all categories, including our overall engagement score, which placed us above other benchmarked utility organizations Safety and Security: APS had its lowest number of OSHA recordables and expects to remain within the top decile for electric utilities; additionally, APS continued to implement physical enhancements and cyber security defenses to protect our people and assets SUSTAINABILITY APS’s vision is to create a sustainable energy future for Arizona

Powering Growth, Delivering Value12 RENEWABLE RESOURCES APS is a leader in solar Aragonne Mesa Wind 90 MW Snowflake Biomass 14 MW Glendale Landfill Biogas 2.8 MW Salton Sea Geothermal 10 MW • Solar* 1,121 MW • Wind 289 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW APS currently has 1,440 MW of renewable resources: Owned solar includes 170 MW AZ Sun Program, 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; Distributed Generation (DG) includes 25 MW of APS owned. PPA is primarily 250 MW Solana Concentrated Solar Facility. PPA 310 MW DG 597 MW Owned 214 MW * As of 2016 Form 10-K – with additional 40 MW under development APS Solar Portfolio* Yuma Foothills Solar 35 MW

Powering Growth, Delivering Value13 SOLAR PARTNER PROGRAM Learning how to efficiently enable the integration of rooftop solar and battery storage with our grid • Overview – Installed 10 MW of APS-owned residential PV systems; approximately 1,600 systems with average system size of 6kW – Advanced controllable inverters that can vary power output depending on grid conditions – 4 MW of grid-tied battery storage on 2 of the participating feeders – Collect and analyze real time data on energy production, energy usage, power regulation capabilities and curtailment options – Participating customers receive monthly bill credits through 20-year life • Benefits − Study system benefits (i.e. strategic deployment orientation, advanced inverters, etc.) − Provides support for advanced rate structure − Provides an alternative for customers who cannot afford solar or do not want a lease • Timeline – Installations through mid-2016 – Technology evaluation in 2016/2017

Powering Growth, Delivering Value14 SOLAR INNOVATION STUDY Examining the integration of behind the meter advanced technologies with demand-based rates • Overview – Installing APS-owned residential PV systems on 75 homes with various configurations of battery storage, energy efficiency, demand controls and smart thermostats connected to a cloud based energy management system • Benefits – Identify effective technology packages that can shift load and minimize grid challenges – Gain insight into customer behavior and preferences in use of ‘next generation’ demand control and load shifting technologies – Identify strategies to support sustainable growth of renewable resources – Inform rate design in development of modernized demand based residential rates • Timeline – Design and installation in 2016/2017 – 5-year study

Powering Growth, Delivering Value15 ENVIRONMENTAL PLAN Regional Haze compliance is the biggest driver of environmental spend over the next few years Regional Haze / BART (SCR) Mercury and Other Hazardous Air Pollutants (ACI + Baghouse) Coal Combustion Residuals Cooling Water Intake Structures – CWA 316(b) EPA Ruling Announced in 1999, with site-specific requirements announced more recently MATS compliance by April 2015, with potential for one-year extension Announced on December 19, 2014 (Subtitle D) Announced in May 2014 Four Corners Units 4 & 5 Approximately $400M for SCRs in 2016-2018 (does not include CAPEX related to 4CA 7% interest) $0 APS estimates its share of incremental costs to comply with the CCR rule for Four Corners is approximately $15 million, and its share of incremental costs for Cholla is in the range of $5 million to $40 million. APS expects to incur certain of these costs during 2016-2018 timeframe. Immaterial $0Cholla Unit 3 On September 11, 2014, APS announced a proposal to close Unit 2 by April 2016 and stop burning coal at the other APS-owned units (1 and 3) by the mid-2020’s. If EPA does not approve the plan, SCR for Unit 3 would cost approximately $100 million.1 $8M Navajo Plant Units 1-32 Up to ~$200M for SCRs and baghouses On July 28, 2014, EPA issued the final BART rule incorporating the better-than-BART alternative proposed by SRP and others Approximately $1 million Approximately $1 million To be determined Clean Power Plan: On August 3, 2015, EPA issued its final rules to reduce carbon dioxide emissions from fossil fuel-fired power plants including those on Tribal lands. APS is reviewing the rules, while working closely with other utilities, the Arizona Department of Environmental Quality, the ACC, tribal officials and other impacted stakeholders to determine how best to proceed. On February 9, 2016, the U.S. Supreme Court granted a stay of the Clean Power Plan pending judicial review, which temporarily delays compliance obligations. In addition, the Trump administration has expressed intent to eliminate the CPP. Because formal action to that effect has not yet been proposed, it is unclear how or if elimination of the CPP will occur. Note: Dollars shown at ownership. Estimates as of December 31, 2016. • Cholla: Unit 1 is not BART-eligible; Unit 2 retired on October 1, 2015; Unit 4 is owned by PacifiCorp. • SO2 NAAQS and greenhouse gas-related costs will be determined based upon EPA rule makings, with no spend occurring before 2016. • ACI = Activated Carbon Injection; NAAQS = National Ambient Air Quality Standard; SCR = Selective Catalytic Reduction control technology 1 On June 30, 2016, EPA issued a proposed rule that incorporates APS’s compromise approach for compliance. EPA signed the final rule approving the proposal on January 13, 2017. Under the terms of an executive memorandum issued on January 20, 2017, this final rule will not be published in the Federal Register until after it has been reviewed by an appointee of the President. Once the final rule is published in the Federal Register, parties have 60 days to file a petition for review in the Ninth Circuit Court of Appeals. 2 On February 13, 2017, the co-owners of the Navajo Plant voted not to pursue continued operation beyond December 2019, the expiration of the current lease term.

Powering Growth, Delivering Value16 Emissions • 820 MW of coal has been retired including 560 MW at Four Corners Units 1-3 in 2013 and 260 MW at Cholla Unit 2 as of October 1, 2015. • Four Corners: 2013 transaction to purchase Southern California Edison’s ownership in Units 4 and 5 and closure of units 1, 2 & 3 leads to expected reductions of emissions; particulates are expected to decline by 43%, NOx by 36%, CO2 by 30%, mercury by 61% and SO2 by 24%. • Cholla Power Plant: Closure of Unit 2 as of October 1, 2015 will reduce mercury emissions by 51%, particulates by 34%, NOx by 32%, and CO2 and SO2 by 23% each. We also announced plans to work with the U.S. EPA to stop burning coal at our remaining Cholla units by the mid-2020s. • Navajo Generating Station: Plan proposed by a group of stakeholders, including SRP, the operating agent, was approved by the EPA in 2014. The plan will achieve even greater NOx emission reductions than the EPA’s proposal. On February 13, 2017, the co-owners voted not to pursue continued operation of the plant beyond December 2019, the expiration of the current lease term (2032 includes NGS generation). • Participated in Carbon Disclosure Project since 2006 COAL FLEET STRATEGY APS’s proactive approach to reducing emissions leads to coal’s expected share of the energy mix being reduced to 14% 13% 14% 11% 18% 26% 18% 27% 14% 23% 36% 2017 2032 P e r c e n t o f P o r t f o l i o M W h Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency Data shown is based on the Updated 2017 Preliminary Integrated Resource Plan filed September 30, 2016. Gas Coal Nuclear RE + DE EE

Powering Growth, Delivering Value17 WATER STRATEGY APS, and Palo Verde in particular, has provided national and international leadership on the use of reclaimed water for power generation 74% 13% 13% Reclaimed Water Groundwater Surface Water APS 2016 Fleet Water Use By Source Type Vision: APS continues to strive for sustainable and cost-effective water supplies for energy production for APS customers. Mission: To execute a strategic water resource management program that provides APS timely and reliable information to manage our water resources portfolio efficiently and effectively, and helps ensure long-term water supplies and water contingency plans for each of our facilities, even in times of extended drought. • Each APS power plant has a unique water strategy, developed to promote efficient and sustainable use of water. Water Usage and Intensity: Goal is to maximize use of renewable water resources and minimize use of non-renewable resources. Our 2017 initiatives include: • Reducing consumption of non-renewable water resources by 10% over 2014 levels, and • Reducing water intensity company-wide by 20 percent over 2014 levels Palo Verde Nuclear Generating Station: The only nuclear plant in the world that does not sit on a large body of water. Instead, it uses treated effluent, or wastewater, from several area municipalities, recycling approximately 20 billion gallons of wastewater each year

Powering Growth, Delivering Value18 • Total Capacity: 4,000 MW (3 units) – APS operated – APS share: 1,146 MW – Output: 32.5 million MWh in 2015 – Approximately 2,700 employees • Fukushima-related impacts – Project completed in Q2 2016 – Total Fukushima-related costs approximately $126 million (APS share is 29.1%) – National Strategic Alliance for FLEX Emergency Response (SAFER) Centers are located in Phoenix and Memphis, opened in 2014 PALO VERDE NUCLEAR GENERATING STATION Largest nuclear generating plant in the United States Palo Verde Phoenix Low risk of natural events at Palo Verde In Service License* Unit 1 1985 2045 Unit 2 1986 2046 Unit 3 1987 2047 * NRC approved 20-year license extensions in April 2011. Note: Each of the pressurized water reactor units has a planned refueling outage every 18 months (i.e. two total outages per year).

Powering Growth, Delivering Value19 APS RATE CASE Procedural Schedule File Settlement Agreement Direct Testimony in Support of/in Opposition to the Settlement Agreement (All Parties) Rebuttal Testimony in Support of/in Opposition to the Settlement Agreement (All Parties) Prehearing Conference Proposed Hearing Commencement Date March 24, 2017 April 3, 2017 April 17, 2017 April 20, 2017 April 24, 2017 • Filed June 1, 2016 • Propose new rates go into effect on July 1, 2017 • Docket Number: E-01345A-16-0036 • Additional details, including filing, can be found at http://www.azenergyfuture.com/rate-review/

Powering Growth, Delivering Value20 2017 PROPOSED RATE CASE SETTLEMENT Key Financial Proposals – Base Rate Changes Annualized Base Rate Revenue Changes ($ millions) Non-fuel, Non-depreciation Base Rate Increase $ 87.2 Decrease fuel and Purchased Power over Base Rates (53.6) Increase due to Changes in Depreciation Schedules 61.0 Total Base Rate Increase $ 94.6 Key Financial Assumptions Allowed Return on Equity 10.0% Capital Structure Long-term debt 44.2% Common equity 55.8% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months

Powering Growth, Delivering Value21 2017 PROPOSED RATE CASE SETTLEMENT Key Proposals – Revenue Requirement Four Corners • Cost deferral order from in-service dates to incorporation of SCRs in rates using a step-increase no later than January 1, 2019 Ocotillo Modernization Project • Cost deferral order from in-service dates to effective date in next rate case Power Supply Adjustor (PSA) • Modified to include certain environmental chemical costs and third-party battery storage Property Tax Deferral • Defer for future recovery the Arizona property tax expense above or below the test year rate Key Proposals – Rate Design Lost Fixed Cost Recovery (LFCR) • Modified to be applied as a capacity (demand) charge per kW for customer with a demand rate and as a kWh charge for customers with a two-part rate without demand Environmental Improvement Surcharge (EIS) • Increase cumulative per kWh cap rate from $0.00016 to a new rate of $0.00050 and include a balancing account Time-of-Use Rates (TOU) • Modified on-peak period for residential, and extra small through large general service of 3:00 pm – 8:00 pm weekdays • After May 1, 2018, a new TOU rate will be the standard rate for all new customers (except small use) Distributed Generation • New DG customers eligible for TOU rate with Grid Access Charge or Demand rates • Resource Comparison Proxy (RCP) for exported energy of $0.129/kWh in year one AZ Sun II • Proposed new program for utility-owned solar distributed generation, recoverable through the Renewable Energy Adjustment Clause (RES), to be no less than $10 million per year, and not more than $15 million per year Other Considerations Rate Case Moratorium • No new general rate case application before June 1, 2019 (3-year stay-out) Self-Build Moratorium • APS will not pursue any new self-build generation (with exceptions) having an in-service date prior to January 1, 2022 (extended to December 31, 2027 for combined-cycle generating units) unless expressly authorized by the ACC

Powering Growth, Delivering Value22 APPENDIX

Powering Growth, Delivering Value23 LEADERSHIP TEAM Our top executives have more than 100 combined years of creating shareholder value in the energy industry Don Brandt Chairman & Chief Executive Officer Mark Schiavoni EVP & Chief Operating Officer David Falck EVP & General Counsel Bob Bement EVP & Chief Nuclear Officer Jim Hatfield EVP & Chief Financial Officer Jeff Guldner SVP Public Policy

Powering Growth, Delivering Value24 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Above-average job growth in construction and financial services Metro Phoenix growth rate 3rd fastest among top 15 metro areas - U.S. Census Bureau March 2016 E Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels Nonresidential Net Absorption – Metro Phoenix (2) (1) - 1 2 3 4 5 '10 '11 '12 '13 '14 '15 '16 Millions Sq. Ft Office Retail

Powering Growth, Delivering Value25 FINANCIAL OUTLOOK Key Factors & Assumptions as of February 24, 2017 Assumption Impact Retail customer growth • Projected to average in the range of about 2-3% • Modestly improving Arizona and U.S. economic conditions Weather-normalized retail electricity sales volume growth • About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives Assumption Impact AZ Sun Program • Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates Lost Fixed Cost Recovery (LFCR) • Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) • Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures Power Supply Adjustor (PSA) • 100% recovery as of July 1, 2012 Transmission Cost Adjustor (TCA) • TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned. Four Corners Acquisition • Four Corners rate increase effective January 1, 2015 Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter) Gross Margin – Customer Growth and Weather (2017-2019) Gross Margin – Related to 2012 Retail Rate Settlement

Powering Growth, Delivering Value26 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $772 $828 $150 $124 $137 $103 $96 $83 2011 2012 2013 2014 2015 2016 PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustment mechanisms. ($ Millions)

Powering Growth, Delivering Value27 Credit Ratings • A- rating or better at S&P, Moody’s and Fitch 2016 Major Financing Activities • $100 million 3-year term loan closed April 2016 • $350 million 30-year 3.75% APS senior unsecured notes issued May 2016 • $250 million 10-year 2.55% APS senior unsecured notes issued September 2016 2017 Major Financing Activities • Currently expect up to $850 million of long-term debt, including refinance of $125 million PNW term loan We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

Powering Growth, Delivering Value28 • 10-Year Transmission Plan filed January 2017 (115 kV and above) – 52 miles of new lines – 5 bulk transformer additions • Also includes: – Morgan-Sun Valley 500kV (2018) – North Gila-Orchard 230kV (2021) • 2 of 3 Projects to deliver renewable energy approved by ACC have been completed • Transmission investment diversifies regulatory risk – Constructive regulatory treatment – FERC formula rates and retail adjustor APS TRANSMISSION Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers Legend Planned lines Existing lines Solar potential area Wind potential area Phoenix Flagstaff Tucson

Powering Growth, Delivering Value29 BRIGHT CANYON ENERGY TRANSCANYON A 50/50 Joint Venture formed with BHE U.S. Transmission, a subsidiary of Berkshire Hathaway Energy, to develop, build and own transmission infrastructure for the western United States. In 2016, formed a strategic alliance with Pacific Gas and Electric Company to jointly pursue competitive transmission opportunities solicited by the California Independent System Operator (CAISO) BRIGHT CANYON ENERGY Pinnacle West subsidiary formed to pursue long-term growth opportunities in the electric energy industry

Powering Growth, Delivering Value30 Terms to January 2019 Other State Officials ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) Tom Forese (R) Chairman Doug Little (R) ACC Executive Director – Ted Vogt RUCO Director – David Tenney Terms to January 2020 Bob Burns (R)* Andy Tobin (R) Boyd Dunn (R)

Powering Growth, Delivering Value31 2017 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Key Recurring Regulatory Filings Lost Fixed Cost Recovery E-01345A-11-0224 Jan 15 Transmission Cost Adjustor E-01345A-11-0224 May 15 2018 DSM/EE Implementation Plan Jun 1 2018 RES Implementation Plan for Reset of Renewable Energy Adjustor Jul 1 APS Rate Case E-01345A-16-0036 --------------- See Slide 19 --------------- Resource Planning and Procurement E-00000V-15-0094 April 3: Final IRP due Reducing System Peak Demand Costs E-00000J-16-0257 --------------- TBD --------------- Review, Modernization and Expansion of Arizona Renewable Energy Standards E-00000Q-16-0289 --------------- TBD --------------- ACC Open Meetings ACC Open Meetings Held Monthly * April 2017: Final IRP due Other Key Dates Q1 Q2 Q3 Q4 Arizona State Legislature In session Jan 9 – End of Q2

Powering Growth, Delivering Value32 ARIZONA ELECTRIC UTILITIES GENERAL RATE CASES UNS Electric (93,000 customers) Docket # E-04204A-15-0142 Application Filed May 5, 2015 Hearing (Mar 1 – 24, 2016) Phase One Decision (Decision No. 75697, Aug 18, 2016) UNSE Customer Education Plan on Rates : Filed Sep 30, 2016 Final Non-DG Rates Approved: Feb 8, 2017 Phase Two (Net Metering Issues) Testimony: Mar – Jun 2017 Phase Two Hearing: Begins June 28, 2017 Phase Two Decision: Expected Oct 2017 Tucson Electric Power Company (415,000 customers) Docket # E-01933A-15-0322 Application Filed Nov 5, 2015 Non-unanimous Revenue Requirement Settlement Filed (Aug 15, 2016) Hearing (Sep 8 – 20, 2016) Phase One Decision: Feb 9, 2017 Phase Two (Net Metering Issues) Testimony: Mar – Jun 2017 Phase Two Hearing : Begins Jun 28, 2017 Phase Two Decision: Expected Oct 2017 Sulphur Springs Valley Electric Cooperative (58,000 customers) Docket # E-01575A-15-0312 Application Filed Aug 31, 2015 Hearing (May 17 – 27 , 2016) Decision in Phase One (Decision No. 75788, Nov 11, 2016) Phase Two (Net Metering Issues) Testimony: Apr – Jun 2017 Phase Two Hearing: Begins Jul 20, 2017 Phase Two Decision: Expected Nov 2017 Trico Electric Cooperative (38,000 customers) Docket # E-01461A-15-0363 Application Filed Oct 23, 2015 Non-unanimous Revenue Requirement Settlement (Jul 8, 2016) Hearing (Aug 17, 2016) Decision: Feb 9, 2017 No Phase Two Proceeding Necessary

Powering Growth, Delivering Value33 ROOFTOP SOLAR CUSTOMERS USE THE GRID 24 HOURS PER DAY TYPICAL GRID INTERACTION FOR ROOFTOP SOLAR • Customers with rooftop solar systems do not pay for all of the electric services they use • These unpaid costs are then paid by other customers (through higher rates) that can’t have or don’t want solar • This issue will only get bigger over time

Powering Growth, Delivering Value34 RESIDENTIAL VS. UTILITY-SCALE SOLAR Performance at system peak On June 19th, APS customers hit “peak demand” for 2016 using more than 7,400 MW of electricity • Noon: Customer demand still increasing; rooftop solar peaks and begins to decline • 5:30PM: Customer demand peaks; rooftop solar producing at 28% of total capacity • 7:30PM: Rooftop output at zero, but demand still above 6,900 MW of power • Solar panels at 8 of the AZ Sun plants rotate to track the sun, achieving highest production earlier in the day and maintaining it later • At peak demand, utility-scale solar producing at 72% of total capacity Residential Rooftop Solar AZ Sun Utility-Scale Solar 235 80 0 6,093 7,445 6,908 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending 123 7445 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending AZ Sun System Load Residential Rooftop System Load

Powering Growth, Delivering Value35 249 357 339 442 610 710 641 783 871 939 523 836 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of February 28, 2017 more than 55,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 435 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 25 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions

Powering Growth, Delivering Value36 • Cumulative savings from energy efficiency programs must be equivalent to 22% of annual retail sales by 2020 • Annual milestones in place to measure progress toward cumulative 2020 goal – 14.5% by 2017 – 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS • Portion of retail sales to be supplied by renewable resources* – 7% by 2017 – 15% by 2025 • Distributed energy component – 30% of total requirement Energy Efficiency RequirementsRenewable Energy (RES) Requirements APS currently on track to meet target APS currently on track to meet target * Represents portion of retails sales to be supplied by renewable resources in compliance with the Arizona Renewable Energy Standard and Tariff (RES). Total portion of retail sales to be supplied by renewable resources in 2017 expected to be 11%.

Powering Growth, Delivering Value37 500 550 600 650 700 750 OPERATIONAL EXCELLENCE 30.230.430.4 30.8 30.6 31.231.3 31.9 31.4 32.332.532.2 20 22 24 26 28 30 32 34 1998 2001 2004 2007 2010 2013 2016 108 97 65 58 47 35 44 43 32 0 30 60 90 120 2008 2009 2010 2011 2012 2013 2014 2015 2016 Palo Verde Palo Verde has exceeded its own record for generation - 32.5 million megawatt-hours annual production in 2015. Palo Verde is the only plant in the U.S. to exceed 30M MW annual production. Safety APS achieved another safe year in 2015. APS ranks in the Top Quartile of electric utility companies. 0 20 40 60 80 100 2008 2009 2010 2011 2012 2013 2014 2015 2016 APS Industry Top Quartile Power Quality and Reliability Ranked 9th highest nationally among 53 large investor-owned electric utilities in 2016 J.D. Power residential customer survey. Lowering Outage Time Per Customer Top quartile in industry over past several years. A v e r a g e O u t a g e M i n u t e s / Y e a r M i l l i o n M e g a w a t t H o u r s R a t i n g Industry Average APS

Powering Growth, Delivering Value38 GENERATION PORTFOLIO* Plant Location No. of Units Dispatch COD Ownership Interest1 Net Capacity (MW) NUCLEAR 1,146 MW Palo Verde Wintersburg, AZ 3 Base 1986-1989 29.1% 1,146 COAL 1,672 MW Cholla Joseph City, AZ 2 Base 1962-1980 100 387 Four Corners Farmington, NM 2 Base 1969-1970 63 970 Navajo Page, AZ 3 Base 1974-1976 14 315 GAS - COMBINED CYCLE 1,871 MW Redhawk Arlington, AZ 2 Intermediate 2002 100 984 West Phoenix Phoenix, AZ 5 Intermediate 1976-2003 100 887 GAS - STEAM TURBINE 220 MW Ocotillo Tempe, AZ 2 Peaking 1960 100 220 GAS / OIL COMBUSTION TURBINE 1,088 MW Sundance Casa Grande, AZ 10 Peaking 2002 100 420 Yucca Yuma, AZ 6 Peaking 1971-2008 100 243 Saguaro Red Rock, AZ 3 Peaking 1972-2002 100 189 West Phoenix Phoenix, AZ 2 Peaking 1972-1973 100 110 Ocotillo Tempe, AZ 2 Peaking 1972-1973 100 110 Douglas Douglas, AZ 1 Peaking 1972 100 16 SOLAR 239 MW Hyder & Hyder II Hyder, AZ - As Available 2011-2013 100 30 Paloma Gila Bend, AZ - As Available 2011 100 17 Cotton Center Gila Bend, AZ - As Available 2011 100 17 Chino Valley Chino Valley, AZ - As Available 2012 100 19 Foothills Yuma, AZ - As Available 2013 100 35 Distributed Energy Multiple AZ Facilities - As Available Various 100 25 Gila Bend Gila Bend, AZ - As Available 2015 100 32 Luke Air Force Base Glendale, AZ - As Available 2015 100 10 Desert Star Buckeye, AZ - As Available 2015 100 10 Red Rock Red Rock, AZ - As Available 2016 100 40 Various Multiple AZ Facilities - As Available 1996-2006 100 4 Total Generation Capacity 6,236 MW 1 Includes leased generation plants* As disclosed in 2016 Form 10-K.

Powering Growth, Delivering Value39 PURCHASED POWER CONTRACTS* Contract Location Owner/Developer Status1 PPA Signed COD Term (Years) Net Capacity (MW) SOLAR 310 MW Solana Gila Bend, AZ Abengoa IO Feb-2008 2013 30 250 RE Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 Sun E AZ 1 Prescott, AZ SunEdison IO Feb-2010 2011 30 10 Saddle Mountain Tonopah, AZ SunEdison IO Jan - 2011 2012 30 15 Badger Tonopah, AZ PSEG IO Jan-2012 2013 30 15 Gillespie Maricopa County, AZ Recurrent Energy IO Jan-2012 2013 30 15 WIND 289 MW Aragonne Mesa Santa Rosa, NM Ingifen Asset Mgmt IO Dec-2005 2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2012 25 99 GEOTHERMAL 10 MW Salton Sea Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 BIOMASS 14 MW Snowflake Snowflake, AZ Novo Power IO Sep-2005 2008 15 14 BIOGAS 6 MW Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 NW Regional Landfill Surprise, AZ Waste Management IO Dec-2010 2012 20 3 INTER-UTILITY 540 MW PacifiCorp Seasonal Power Exchange - PacifiCorp IO Sep-1990 1991 30 480 Not Disclosed Not Disclosed Not Disclosed IO May-2009 2010 10 60 CONVENTIONAL TOLLING 1,639 MW CC Tolling Not Disclosed Not Disclosed IO Mar-2006 2007 10 514 CC Tolling Not Disclosed Not Disclosed IO Aug-2007 2010 10 560 CC Tolling Arlington, AZ Arlington Valley IO Dec-2016 2020 6 565 DEMAND RESPONSE 25 MW Demand Response Not Disclosed Not Disclosed IO Sep-2008 2010 15 25 Total Contracted Capacity 2,833 MW 1 UD = Under Development; UC = Under Construction; IO = In Operation* As disclosed in 2016 Form 10-K.

Powering Growth, Delivering Value40 INVESTOR RELATIONS CONTACTS Paul J. Mountain, CFA General Manager, Investor Relations & Audit Services (602) 250-4952 paul.mountain@pinnaclewest.com Ted Geisler Director, Investor Relations (602) 250-3200 ted.geisler@pinnaclewest.com Chalese Haraldsen (602) 250-5643 chalese.haraldsen@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com